Fees Summary	Mar. 17, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	982.85
Total Transaction Valuation	7,116,930.49
Total Offset Amount	(0)
Net Fee	$ 982.85